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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 14, 2002

                                   DYNEGY INC.
             (Exact Name of Registrant as Specified in its Charter)

         Illinois                       1-15659                 74-2928353
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                    Identification No.)

                           1000 Louisiana, Suite 5800
                              Houston, Texas 77002
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (713) 507-6400

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

a) Financial Statements of Business Acquired - Not Applicable.

b) Pro Forma Financial Information - Not Applicable.

c) Exhibits:

     99.1 Statement Under Oath of Principal Executive Officer dated August 14, 2002, pursuant to SEC Order No. 4-460.

     99.2 Statement Under Oath of Principal Financial Officer dated August 14, 2002, pursuant to SEC Order No. 4-460.

     99.3 Certification of Chief Executive Officer dated August 14, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act.

     99.4 Certification of Chief Financial Officer dated August 14, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act.

ITEM 9.  REGULATION FD DISCLOSURE

     On August 14, 2002, pursuant to the Securities and Exchange Commission's Order No. 4-460, the Principal Executive Officer and Principal Financial Officer of Dynegy Inc. delivered sworn statements under clause (b) of Order No. 4-460 to the Secretary of the SEC. Copies of these sworn statements are attached hereto as exhibit 99.1 and 99.2. Additionally, on August 14, 2002, Dynegy's filing of its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 was accompanied by certifications of its Chief Executive Officer and Chief Financial Officer, pursuant to Section 906 of The Sarbanes-Oxley Act of 2002. Copies of these Section 906 certifications are attached hereto as exhibit 99.3 and 99.4.

     In accordance with General Instruction B.2. of Form 8-K, the information contained in such sworn statements and certifications shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such sworn statements and certifications be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DYNEGY INC.

                                        BY:   /s/ Keith R. Fullenweider
                                          -----------------------------------
                                          Keith R. Fullenweider
                                          Senior Vice President, Deputy General
                                          Counsel and  Secretary

Dated: August 14, 2002